U.S. GEOTHERMAL INC.

2009 STOCK INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION CERTIFICATE

This certificate (the “Certificate”) is issued pursuant to the provisions of the U.S. Geothermal Inc. (the “Company”) 2009 Stock Incentive Plan (the “Plan”) and evidences that ***NAME*** is the holder (the “Holder”) of a non-qualified stock option (the “Option”) to purchase up to ***NUMBER OF OPTIONS*** shares (the “Shares”) of common stock of the Company at a purchase price of ***PRICE*** per Share. Subject to the provisions of the Plan:

•	The Award Date of the Option is ***GRANT DATE***; and

•	The Expiry Date of the Option is ***EXPIRATION DATE***.

Additional terms and conditions relating to the Option, including, without limitation, vesting restrictions and exercise provisions, are set forth on Schedule B hereto and incorporated herein by reference.

The Certificate and the Option evidenced hereby shall not be assignable or transferable by the Holder, other than by will or the laws of descent and distribution, and are subject to the detailed terms and conditions contained in Schedule B hereto, which are incorporated herein by reference, and the Plan.

U.S. GEOTHERMAL INC.
By its authorized signatory:

Name: Kerry D. Hawkley
Title: Chief Financial Officer

Schedule A

EXERCISE NOTICE

To: U.S. Geothermal Inc.

The undersigned hereby irrevocably gives notice, pursuant to the U.S. Geothermal Inc. (the “Company”) 2009 Stock Incentive Plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

•	All of the Shares; or

•	_____________of the Shares, which are the subject of the Option Certificate attached hereto.

Calculation of total exercise price:

1.	number of Shares to be acquired on exercise:	__________ Shares

2.	times the exercise price per Share:	$

TOTAL EXERCISE PRICE, enclosed herewith:		$__________

The undersigned tenders herewith a bank check, personal check or money order (circle one) in the amount of $____________ payable to the Company in an amount equal to the total exercise price of the aforementioned Shares, as calculated above, and directs the Company to issue the share certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address:

     _________________________________________________

_________________________________________________

_________________________________________________

DATED the _______day of __________________, 20___.

Signature of Witness	Signature of Option Holder

Name of Witness (please print)	Name of Option Holder (please print)

Schedule B

ADDITIONAL TERMS AND CONDITIONS

1.      Non-Qualified Stock Option. The Option will not be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Option is issued under the Plan and is subject to its terms and conditions. A copy of the Plan will be furnished upon request of the Holder.

2.       Vesting of Option. Except as otherwise provided in the Certificate, the Option may be exercised by the Holder in accordance with the following vesting schedule:

(a)	25% of the Shares covered by the Option shall vest immediately on the Award Date;

(b)	an additional 25% of the Shares covered by the Option shall vest 6 months following the Award Date;

(c)	an additional 25% of the Shares covered by the Option shall vest 12 months following the Award Date; and

(d)	an additional 25% of the Shares covered by the Option shall vest 18 months following the Award Date.

During the lifetime of the Holder, the Option shall be exercisable only by the Holder and shall not be assignable or transferable by the Holder, other than by will or the laws of descent and distribution.

3.      Exercise of Option after Death or Termination of Continuous Service. Notwithstanding Section 9(n) of the Plan, the Option shall terminate and may no longer be exercised if the Continuous Service of the Holder is terminated, except that:

(a)      If the Continuous Service of the Holder is terminated for any reason, voluntary or involuntary, other than for Cause (as hereinafter defined) or the Holder’s death or disability (within the meaning of Section 22(e)(3) of the Code), the Holder may at any time within a period of three (3) months after such termination exercise the Option to the extent the Option was exercisable by the Holder on the date of the termination of the Continuous Service of the Holder.

(b)      If the Continuous Service of the Holder is terminated for Cause, the Option shall be terminated as of the date of the act giving rise to such termination.

(c)      If the Continuous Service of the Holder is terminated because the Holder has died while the Option is still exercisable according to its terms or if the Continuous Service of the Holder is terminated because the Holder has become disabled (within the meaning of Section 22(e)(3) of the Code) while in the Continuous Service of the Company or its affiliates (as defined in the Plan, “Affiliates”) and the Holder shall not have fully exercised the Option, such Option may be exercised at any time within 12 months after the Holder’s death or date of termination of Continuous Service for disability by the Holder, personal representatives or administrators or guardians of the Holder, as applicable, or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of Shares the Holder was entitled to purchase under the Option on (i) the earlier of the date of death or termination of Continuous Services or (ii) the date of termination of Continuous Service for such disability, as applicable.

(d)      Notwithstanding the above, in no case may the Option be exercised to any extent by anyone after the termination date of the Option.

(e)      “Continuous Services” shall mean service without interruption or termination, for any reason, as an employee, officer, consultant, independent contractor, advisor or non-employee director providing services to the Company or any Affiliate. Continuous Service will not be considered interrupted or terminated upon (a) sick leave, military leave or any other leave of absence approved by the Committee (as defined in the Plan, the “Committee”) that does not exceed three (3) months in the aggregate, provided, however, that if reemployment upon the expiration of any such leave is guaranteed by contract or applicable law, such three (3) month limitation will not apply, or (b) a transfer from one office of the Company or any of its Affiliates to another office of the Company or any of its Affiliates or a transfer between the Company and any of its Affiliates.

(f)      “Cause” shall mean (i) the willful and continued failure by the Holder substantially to perform his or her duties and obligations (other than any such failure resulting from his or her incapacity due to physical or mental illness), (ii) the Holder’s conviction or plea bargain of any felony or gross misdemeanor involving moral turpitude, fraud or misappropriation of funds or (iii) the willful engaging by the Holder in misconduct which causes substantial injury to the Company or its Affiliates, its other employees or the employees of its Affiliates or its clients or the clients of its Affiliates, whether monetarily or otherwise. For purposes of this paragraph, no action or failure to act on the Holder’ part shall be considered “willful” unless done or omitted to be done, by the Holder in bad faith and without reasonable belief that his or her action or omission was in the best interests of the Company.

4.      Method of Exercise of Option. Subject to the foregoing, the Option may be exercised in whole or in part from time to time by serving written notice of exercise on the Company, in the form of Exercise Notice attached as Schedule A to the Certificate, at its principal office within the Option period. The notice shall state the number of Shares as to which the Option is being exercised and shall be accompanied by payment of the exercise price. Payment of the exercise price shall be made (i) in cash (including bank check, personal check or money order payable to the Company), (ii) with the approval of the Company (which may be given in its sole discretion), by delivering to the Company for cancellation shares of the Company’s common stock already owned by the Holder having a Fair Market Value (as defined in the Plan) equal to the full exercise price of the Shares being acquired, or (iii) with the approval of the Company (which may be given in its sole discretion), by delivering to the Company a combination thereof. In addition, with the approval of the Company (which may be given in its sole discretion), the Option may be exercised by delivering to the Holder, the excess, if positive, of the Fair Market Value (as defined in the Plan) of the Shares being exercised, on the date of exercise, over the exercise price of the Option for such Shares as set forth above. The Company shall determine in its sole and absolute discretion whether such an exercise is paid in cash or shares of the Company’s common stock.

5.      Miscellaneous.

(a)      Change in Control. For purposes of the Plan, “Change in Control” shall mean any of the following events:

(i)      The acquisition by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than the Company or any of its Affiliates, or any employee benefit plan of the Company or one or more of its Affiliates, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding voting securities in a transaction or series of transactions not approved in advance by a vote of at least three-quarters of the Continuing Directors (as hereinafter defined); or

(ii)      Individuals who, as of the Award Date, constitute members of the Board of Directors of the Company (generally the “Directors” and as of the Award Date the “Continuing Directors”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to the Award Date whose nomination for election was approved in advance by a vote of at least three-quarters of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened solicitation with respect to the election or removal of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a Continuing Director; or

(iii)      The approval by the stockholders of the Company of a reorganization, merger, consolidation, liquidation or dissolution of the Company or of the sale (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company other than a reorganization, merger, consolidation, liquidation, dissolution or sale approved in advance by a vote of at least three-quarters of the Continuing Directors; or

(iv) The first purchase under any tender offer or exchange offer (other than an offer by the Company or any of its Affiliates) pursuant to which shares of the Company’s common stock are purchased; or

(v)      At least a majority of the Continuing Directors determines in their sole discretion that there has been a change in control of the Company.

(b)      Plan Provisions Control. In the event that any provision of the Certificate conflicts with or is inconsistent in any respect with the terms of the Plan, the terms of the Plan shall control.

(c)      No Rights of Stockholders. Neither the Holder, the Holder’s legal representative nor a permissible assignee of the Option shall have any of the rights and privileges of a stockholder of the Company with respect to the Shares, unless and until such Shares have been issued in the name of the Holder, the Holder’s legal representative or permissible assignee, as applicable.

(d)      No Right to Employment. The grant of the Option shall not be construed as giving the Holder the right to be retained in the employ of the Company or an Affiliate, or as giving a director of the Company or an Affiliate (as defined in the Plan) the right to continue as a director of the Company or an Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment or position at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss the Holder from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or the Certificate. Nothing in the Certificate shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Option granted hereunder shall not form any part of the wages or salary of the Holder for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Certificate or Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, the Holder shall be deemed to have accepted all the conditions of the Plan and the Certificate and the terms and conditions of any rules and regulations adopted by the Committee (as defined in the Plan, the “Committee”) and shall be fully bound thereby.

(e)      Governing Law. The validity, construction and effect of the Plan and the Certificate, and any rules and regulations relating to the Plan and the Certificate, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(f)      Severability. If any provision of the Certificate is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Certificate under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Certificate, such provision shall be stricken as to such jurisdiction or the Certificate, and the remainder of the Certificate shall remain in full force and effect.

(g)      No Trust or Fund Created. Neither the Plan nor the Certificate shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and the Holder or any other person.

(h)      Headings. Headings are given to the Sections and subsections of the Schedule B solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Certificate or any provision thereof.

(i)      Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise of the Option unless such exercise and the issuance and delivery of the applicable Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, the rules and regulations promulgated under the Securities Act and the Exchange Act, the requirements of the NYSE MKT LLC and any applicable stock exchange on which the Company’s common stock is listed and the Delaware General Corporation Law. As a condition to the exercise of or payment of the purchase price relating to the Option, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(j)      Withholding. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from the Holder.

(k)      Consultation With Professional Tax and Investment Advisors. The Holder acknowledges that the grant, exercise, vesting or any payment with respect to the Option, and the sale or other taxable disposition of the Shares acquired pursuant to the exercise thereof, may have tax consequences pursuant to the Code or under local, state or international tax laws. The Holder further acknowledges that such Holder is relying solely and exclusively on the Holder’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Finally, the Holder understands and agrees that any and all tax consequences resulting from the Option and its grant, exercise, vesting or any payment with respect thereto, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, is solely and exclusively the responsibility of the Holder without any expectation or understanding that the Company or any of its employees or representatives will pay or reimburse such Holder for such taxes or other items.